UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2014

AMERICAN EAGLE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2549 W. Main Street, Suite 202, Littleton, CO 80120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 798-5235

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Underwriting Agreement

On March 18, 2014, we entered into an Underwriting Agreement (the “Underwriting Agreement”) with Johnson Rice & Company L.L.C., as representative of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale of 11,000,000 shares of our common stock at a public offering price of $6.60 per share (the “Offering”). We granted the Underwriters a 30-day option to purchase up to an additional 1,650,000 shares of our common stock. We expect to receive net proceeds from the Offering of approximately $67.7 million after deducting the underwriting discounts and commissions and estimated expenses (or approximately $78.0 million if the Underwriters exercise in full their option to purchase additional shares of our common stock). The Offering is expected to close on March 24, 2014.

The shares of common stock will be issued pursuant to our registration statement on Form S-3 (Registration No. 333-192873), as amended (the “Registration Statement”), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), which was declared effective on March 7, 2014, and the related base prospectus dated March 7, 2014, the preliminary prospectus supplement dated March 10, 2014, and the free writing prospectus dated March 19, 2014 (collectively, the “Prospectus”).

We made certain customary representations, warranties, and covenants concerning us and the Registration Statement and the Prospectus in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Offering, we are filing the opinion and the consent of our counsel, Baker & Hostetler LLP, regarding the validity of the shares being registered as Exhibits 5.1 and 23.1 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

1.1	Underwriting Agreement, dated March 18, 2014, by and between us and Johnson Rice & Company L.L.C., as representative of the several underwriters named in Schedule A annexed thereto.

5.1	Opinion of Baker & Hostetler LLP.

23.1	Consent of Baker & Hostetler LLP (included in Exhibit 5.1).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2014	AMERICAN EAGLE ENERGY CORPORATION

	By:	/s/ Bradley Colby
Bradley Colby
President and Chief Executive Officer

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